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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 10, 2004

                          ADVANCED MEDIA TRAINING, INC.
               (Exact name of issuer as specified in its charter)
                     (formerly called ADVANCED MEDIA, INC.)

                                    Delaware
                 (State or other jurisdiction of incorporation)


        000-50333                                        95-4810658
(Commission File Number)                       (IRS Employer Identification No.)


              17337 Ventura Boulevard, Suite 208, Encino, CA   91316
               (Address of principal  executive  offices)    (Zip Code)


       Registrant's telephone number, including area code: (818) 784-0040

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Item 5.  OTHER EVENTS.
         ------------

         On August 10, 2004, the Registrant filed a "Certificate of Amendment to Certificate of Incorporation of Advanced Media, Inc." with the Delaware Secretary of State pursuant to which the Registrant changed its name to ADVANCED MEDIA TRAINING, INC. The name change was approved by the majority written consent of the shareholders of the Registrant.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ADVANCED MEDIA TRAINING, INC.
                                          A Delaware corporation (Registrant)



Date: August 13, 2003                     By:      /S/   BUDDY YOUNG
                                             -----------------------------------
                                                   BUDDY YOUNG, Chief Executive
                                                   Officer


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